ADVANCED SERIES TRUST

AST Goldman Sachs Global Income Portfolio

Supplement dated July 13, 2020 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Goldman Sachs Global Income Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganization

The Board of Trustees of the Trust (the Board) recently approved the reorganization (the Reorganization) of the Portfolio (the Target Portfolio) into the AST Wellington Management Global Bond Portfolio (the Acquiring Portfolio), another series of the Trust, subject to the approval of the Target Portfolio's shareholders. The Board also recently approved: (i) new subadvisory arrangements for the Acquiring Portfolio; (ii) changing the name of the Acquiring Portfolio to "AST Global Bond Portfolio"; and

(iii)changes to the Acquiring Portfolio's principal investment strategies. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to Target Portfolio shareholders on or about August 31, 2020, and that the special meeting of the Target Portfolio's shareholders will be held on October 15, 2020.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio, or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the fourth quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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